Ivy VIP Global Growth
Summary Prospectus | April 30, 2020
CLASS II SHARES

Before you invest, you may want to review the Portfolio's prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's prospectus and other information about the Portfolio (including the Portfolio's Statement of Additional Information (SAI)) online at www.ivyinvestments.com/vip-prospectus. You also can get this information at no cost by calling (888) 923-3355 or by sending an e-mail request to
prospectus.request@waddell.com. This information also is available from your investment provider. The Portfolio's prospectus and SAI dated April 30,
2020 (as each may be amended or supplemented) are incorporated herein by reference. This summary prospectus is intended for use in connection with certain life insurance policies and variable annuity contracts offered by certain select insurance companies (Participating Insurance Companies) and is not intended for use by other investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), you may not be receiving paper copies of the Portfolios’ Annual or Semiannual Shareholder Reports by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.
You may elect to receive all future shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
Objective
To seek to provide growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	1.21%
Fee Waiver and/or Expense Reimbursement[1]	0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%
[1]	Through April 30, 2021, Ivy Investment Management Company (IICO), the Portfolio’s investment manager, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient management fees, Rule 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Class II shares at 1.13%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$115	$376	$657	$1,459
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Global Growth seeks to achieve its objective by investing primarily in common stocks of U.S. and foreign companies (including depositary receipts of foreign issuers) that Ivy Investment Management Company (IICO), the Portfolio’s investment manager, believes are competitively well-positioned, gaining market share, have the potential for long-term growth and/or operate in regions or countries that IICO believes possess attractive growth characteristics. The Portfolio primarily invests in issuers of developed countries, including the U.S., although the Portfolio has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. While the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size, in a variety of sectors and industries. Under normal circumstances, the Portfolio invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The Portfolio may invest up to 100% of its total assets in foreign securities, including securities denominated in currencies other than the U.S. dollar. The Portfolio typically holds a limited number of stocks (generally 50 to 70).
IICO utilizes a research-based investment process that focuses on bottom-up (researching individual issuers) stock selection. IICO seeks strong companies that possess a unique, sustainable competitive advantage that IICO believes will allow them to withstand competitive pressures, sustain margins and cash flow, and grow faster than the general economy. IICO may look at a number of factors in selecting securities for the Portfolio, including: a company’s competitive position and its sustainability; a company’s growth and earnings potential and valuation; a company’s financials, including cash flow and balance sheet; management of the company; strength of the industry; size of the company’s total addressable market; margin trends; switching costs; control of distribution channels; brand equity; scale; patent protection; and applicable economic, market and political conditions of the country in which the company is located and/or in which it is doing business. As an overlay to its bottom-up analysis, IICO considers factors such as the geographical economic environment, the political environment, regulatory policy, geopolitical risk and currency risk.
Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security issued by a company if it believes the company has experienced a fundamental breakdown of its sustainable competitive advantage or no longer offers significant growth potential, if it believes the management of the company has weakened or its margin and/or its valuation appears unsustainable, if it believes there are macro-economic factors that override a company’s fundamentals, and/or there exists political or economic instability in the issuer’s country. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted.
■	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.
■	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
■	Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 50 to 70). As a result, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities.
■	Information Technology Sector Risk. Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
■	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.

■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Prior to April 30, 2012, the Portfolio’s investment objective was to provide, as its primary objective, long-term appreciation of capital and, as a secondary objective, to seek current income. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.
In November 2014, the Portfolio increased its emphasis on investments in the stocks of U.S. companies. Effective January 1, 2015, the Portfolio changed its name and investment strategy to reflect a global focus. Performance prior to January 2015 reflects the Portfolio’s former international strategy, which did not include significant investments in U.S. companies, and may have differed if the Portfolio’s current strategy that includes investing globally, including in stocks of U.S. companies, had been in place.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 17.47% (the third quarter of 2010) and the lowest quarterly return was -19.23% (the third quarter of 2011).

Average Annual Total Returns
as of December 31, 2019	1 Year	5 Years	10 Years
Class II	25.93%	8.06%	8.34%
Indexes
MSCI World Index (reflects no deduction for fees, expenses or taxes)	27.67%	8.74%	9.47%
Morningstar World Large Stock Category Average (net of fees and expenses)	25.68%	8.10%	8.59%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Manager
Sarah C. Ross, Senior Vice President of IICO, has managed the Portfolio since August 2014.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

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